UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06111
The Mexico Equity and Income Fund, Inc.
Common Stock — CUSIP 592834105
Preferred Stock — CUSIP 592834204
As listed on the New York Stock Exchange
(Exact name of registrant as specified in charter)
615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Mr. Gerald Hellerman
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)
(866) 700-6104
Registrant’s telephone number, including area code
Date of fiscal year end: July 31, 2007
Date of reporting period: January 31, 2007

Item 1. Report to Stockholders.
The Mexico Equity and Income Fund, Inc.
March 30, 2007
Dear Fellow Shareholders,
I have been investing in closed-end funds for more than thirty years. That experience has led me to conclude that very few closed-end funds deliver long term performance that offsets their inherent disadvantages, in particular, the possibility that shareholders may have to accept a price below net asset value when they elect to sell their shares. I am proud to be the chair of the Mexico Equity & Income Fund, one of the few closed-end funds that has unquestionably justified its existence by providing investors with excellent long term performance. Over the seventeen years it has been operating, shareholders of our Fund have seen their investment increase at an average of 17% per annum.
On behalf of all shareholders, I congratulate the entire team at Pichardo Asset Management for its outstanding long term performance in managing the Mexico Equity & Income Fund.
Sincerely yours,
Phillip Goldstein
Chairman of the Board of Directors

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THE MEXICO EQUITY AND INCOME FUND, INC.
Report of the Investment Adviser
FOR THE SIX MONTHS ENDED JANUARY 31, 2007 (Unaudited)
Dear Fund Shareholder,
We are pleased to present you with the semiannual report of the Mexico Equity and Income Fund, Inc. (the “Fund”) for the six month period ending January 31, 2007.

I. INTRODUCTION
The Mexican economy clearly continues to be tightly linked to that of the U.S. economy, and it is projected to grow 3.4% in 2007 compared to 4.8% in 2006 in a U.S. economic soft landing scenario.
Mexico has a hefty agenda on the energy front. During 2006, Pemex contributed 40% of Federal Government revenues and public finances. Pemex’s largest oil well, Cantarell, saw production decline 9.3% in 2006 and expects a 15% decline this year. The Mexican state-owned oil company’s 2007 budget estimates a production of 3.231 mbpd at an average price of US$42.80 bpd.
In February, the Mexican mix oil price averaged US$58.30 per barrel while the WTI benchmark closed at US$61.80 pb.
The Mexican Stock Exchange, “The Mexbol” has become increasingly integrated to global diversified portfolios as the result of the growing importance of total return investors. Within this global context, The Mexbol’s 371% total return (gross dividends reinvested) for the period February ’03 to February ’07 in dollar terms (source: Bloomberg) has expanded its multiple from approximately 6.5 times to 9.8 times as of March 2007. We believe that an unprecedented 7% low in interest rates, an annual consumer price index of 3.5-4% (core), a solid macro situation, balanced fiscal and trade accounts due to prudent fiscal and monetary policies have been the key drivers of the Mexbol’s multiple and price expansion.
During the Fund’s semiannual period ending January 31, 2007, its net asset value per share gained 45% in dollar terms with a 0.95 Beta for the last 12 months ended January 2007.
The Fund registered a 17.5% per annum NAV dollar return (with reinvested dividend) for shareholders over the sixteen years from inception through January 31, 2007.
The Fund has consistently adhered to its investment strategy and policies focused on an in-house classification of promising business segments which PAM estimates are poised to grow at higher rates than Mexico’s GDP growth rate in 2007.
As long as 91 day-CETES (Treasury bills) continue to yield 7.0% on average, it is likely that the “Fund” will remain overweight in stocks.

THE MEXICO EQUITY AND INCOME FUND, INC.

II. MEXICO’S ECONOMIC REVIEW
Mexico registered a 4.8% year-on-year economic growth rate during 2006 underpinned by the industrial and service sectors, which registered increases of +5.0% and +4.9%, respectively. Within the industrial sector the most dynamic categories were construction, which was up +6.9%, and manufacturing, with an increase of +4.7%, while growth within the service, communications sector rose +9.1% making it the most dynamic category.
On the demand side, robust external and internal demand contributed to Mexico’s economic growth in 2006. For the year, total exports (US$254bn.) grew 10.3% and imports (US$260bn) 13.1% with a trade deficit of US$5.8 billion, or 0.7% of GDP. Private consumption grew 6.0% underpinned by 20% growth in consumer credit. An increase of 10% in gross fixed investment stemmed from a +6.9% increase in investment in the construction sector.
At the same time, a record high 880,000 new jobs were created compared to 750,000 in 2005, which along with stability in real wages led to a 2.4% increase in retail sales during 2006. It is important to note that Walmex’s same-store-sales growth rate of +6% for the last twelve months ended December 2006 gives a clearer picture of the strength of consumption during the Fund’s 2006 calendar year, as the company’s 50% share of total retail sales in Mexico is a better indication of consumer patterns in Mexico.
Regarding the macro context, inflation for Fund’s 2006 calendar year was 4.05%, slightly above Mexico’s Central Bank comfort zone (3+-1%). However, short-term 91-day Cetes rates decreased -81 basis points during the year ending at 7.2%. Meanwhile the peso lost -1.7% of its value against the dollar for the year ending December 2006 at P$10.8188/ USD. Throughout 2006, the peso currency was supported by inflows from remittances (US$24 billion), oil exports (US$34.7 billion), non-oil exports (US$219.2 billion) and tourism flows (US$11.8 billion), which translated into an accumulation of international reserves in the order of US$71.5, at the end of December 2006.

III. THE MEXICAN STOCK EXCHANGE
For the six months ended January 31, 2006, the Mexican Bolsa’s IPC Index, “The Mexbol”, gained 36.0% in dollar terms. Even though continued benign global conditions and excess liquidity have played an important role in this price expansion, the institutional/ private investor structure of the Mexbol (AFORES, institutionals, HNWI and retail investors) has also been contributing to a broader-based stock market with a market capitalization of US$343 billion and a daily turnover of US$350 on average in 2006.
In the aggregate, companies’ sales have registered a compounded annual growth rate of 12-15% over the last three years as a result of consistent domestic consumption growth and companies’ global

THE MEXICO EQUITY AND INCOME FUND, INC.
market share. Based on a market sample of 85 companies, 4Q06 earnings reports registered revenue growth of +13%, EBITDA growth of +17% and net income growth +20%, in peso terms.
In terms of valuation, the Mexbol Index EV/ EBITDA ended January 31, 2006 at 9.8x, which are premiums of 13% and 33% to its one and five-year averages.

IV. THE FUND’S PERFORMANCE
For the semi-annual period, ending January 31, 2007, the Fund’s Net Asset Value, “NAV” per share gained 45.1%. In comparison, The Mexico Fund, the “Fund’s” most comparable peer, and the Mexbol Index, gained 31.7% and 36.0%, respectively, for the same period.
The Fund’s common share market price gained 51.3% for the Fund’s semi-annual period, ending January 31, 2007 registering a -8.8% common share market price discount to that of its “NAV”. (Source, Bloomberg)
The MXE registered a 17.5% per annum NAV return (with a reinvested dividend) for shareholders over the sixteen years from inception through January 31, 2007, the highest on record for the last 9 years (return figures according to Thomson).

V. PORTFOLIO STRATEGY
The Fund’s investment strategy, which included a well-defined value stocks component, but also a high degree of diversification in growth stocks, resulted in 45% dollar return for the Fund’s semi-annual period, ending January 31, 2007,
We are also pleased to report that the MXE adhered to its investment strategy for the Fund’s semi-annual period ending January 31, 2007.
The two-year investment strategy adopted at the end of 2006 continues to include value and a high degree of diversified growth stocks. The Fund’s investment principles are:

•	An overweight in stocks;

•	An overweight in those promising business segments in Mexico which PAM expects to grow at rates above GDP growth (4.0%); and

•	A decoupling of the Fund’s holdings to those of the Mexbol Index.

THE MEXICO EQUITY AND INCOME FUND, INC.

VI. RELEVANT ECONOMIC INFORMATION

Real Activity (billion US$)	1999	2000	2001	2002	2003	2004	2005	2006

Real GDP Growth (y-o-y)	3.70%	6.60%	(0.30)%	0.90%	1.30%	4.40%	3.00%	4.80%
Industrial Production (y-o-y)	4.20%	6.00%	(3.50)%	0.00%	(0.75)%	3.80%	1.60%	1.60%
Trade Balance (US billions)	$(5.6)	$(8.00)	$10.00	$(8.00)	$(5.60)	$(8.10)	$(7.60)	$(6.10)
Exports	$136.40	$166.50	$158.40	$160.70	$164.80	$189.10	$213.70	$253.90
Export growth (y-o-y)	16.10%	22.10%	(4.90)%	1.50%	2.50%	14.70%	14.00%	10.30%
Imports	$142.00	$174.50	$168.40	$168.70	$170.50	$197.20	$221.30	$260.00
Import growth (y-o-y)	13.20%	22.90%	(3.50)%	0.20%	1.10%	15.70%	12.00%	13.10%

Financial Variables and Prices	1999	2000	2001	2002	2003	2004	2005	2006

28-Day CETES (T-bills)/ Average	31.40%	15.30%	11.20%	7.10%	6.24%	8.60%	8.02%	7.10%
Exchange rate (Pesos/ US$)Average	9.56	9.46	9.34	9.66	10.79	11.15	10.64	10.90
Inflation IPC, 12 month trailing	12.30%	9.00%	4.40%	5.70%	4.00%	5.20%	3.30%	3.80%

Mexbol Index	1999		2000		2001		2002		2003		2004		2005		2006

USD Return	90.39%		20.81%		20.88%		14.43%		33.61%		50.49%		44.90%		45.77%
Market Cap. (US billions)	$129.60		$111.70		$112.40		$103.80		$124.70		$169.50		$283.80		$343.48
EV/ EBITDA	10,5	x	7,9	x	8,1	x	6,6	x	7,8	x	8,3	x	8,9	x	10,60x
Fund’s NAV & Common Share Market Price Performance

(USD Return)	1999	2000	2001	2002	2003	2004	2005	2006

NAV’s per share	59.20%	(14.20)%	10.00%	(13.50)%	40.00%	55.60%	38.70%	59.29%
Share Price	74.70%	(5.60)%	18.70%	(18.50)%	36.00%	66.60%	8.10%	75.54%
The Fund will continue to adhere to its investment strategy and policies which seek to deliver outstanding long-term NAV performance to shareholders.

THE MEXICO EQUITY AND INCOME FUND, INC.
On behalf of the Board of Directors, we thank you for your continued support,
Sincerely yours,
Eugenia Pichardo
Portfolio Manager
PICHARDO ASSET MANAGEMENT

THE MEXICO EQUITY AND INCOME FUND, INC.
Allocation of Portfolio Assets
(Calculated as a percentage of Net Assets)
January 31, 2007
(Unaudited)
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Schedule of Investments
January 31, 2007
(Unaudited)

MEXICO – 98.31%	Shares	Value

COMMON STOCKS – 97.53%

Airlines – 1.71%
Grupo Aeroportuario del Centro Norte, S.A. de C.V.(a)	256,500	$789,593
Grupo Aeroportuario del Pacifico, S.A. de C.V. – Class B(a)	174,500	710,992
Grupo Aeroportuario del Sureste, S.A. de C.V. – Class B	116,900	505,309

		2,005,894

Cement – 6.65%
Cemex, S.A. de C.V. CPO	1,270,718	4,496,083
Corporacion Moctezuma, S.A. de C.V.	500,000	1,295,364
Grupo Cementos de Chihuahua, S.A. de C.V.	415,600	2,020,831

		7,812,278

Communications – 11.35%
America Movil, S.A. de C.V. – Class L	2,676,444	5,949,978
America Movil, S.A. de C.V. – Class L ADR	60,070	2,664,705
Axtel, S.A. de C.V. CPO(a)	1,373,303	4,716,762

		13,331,445

Financial Groups – 4.02%
Grupo Financiero Banorte, S.A. de C.V. – Class O	1,186,500	4,720,033

Food, Beverage, and Tobacco – 3.65%
Alsea, S.A. de C.V. – Class A	445,190	2,691,120
Grupo Continental, S.A.	722,700	1,589,550

		4,280,670

Housing – 10.15%
Consorcio ARA, S.A. de C.V.	174,100	1,168,557
Desarrolladora Homex, S.A. de C.V.	374,000	3,707,130
Desarrolladora Homex, S.A. de C.V. – ADR(a)	40,500	2,408,130
SARE Holding, S.A. de C.V.(a)	3,156,606	4,630,465

		11,914,282

Industrial Conglomerates – 9.71%
Alfa, S.A. – Class A	334,800	2,280,950
Industrias CH, S.A. – Class B(a)	756,700	3,312,157
Mexichem, S.A. de C.V.	3,160,300	5,807,781

		11,400,888

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Schedule of Investments (continued)
January 31, 2007
(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Infrastructure – 24.53%
Carso Infraestructura y Construccion, S.A. de C.V.(a)	7,417,300	$6,842,466
Empresas ICA Sociedad Conroladora, S.A. de C.V.(a)	890,150	3,282,230
Grupo Mexicano de Desarrollo, S.A.(a)	1,474,800	4,155,235
Impulsora del Desarrollo y el Empleo en America Latina, S.A. de C.V.(a)	4,578,900	5,518,301
Promotora y Operadora de Infraestructura, S.A. de C.V.(a)	3,634,500	9,008,045

		28,806,277

Media – 6.41%
Grupo Televisa, S.A. CPO	344,200	2,032,784
Grupo Televisa, S.A. – ADR	83,400	2,456,964
TV Azteca, S.A.	3,763,800	3,044,509

		7,534,257

Mining – 5.78%
Grupo Mexico, S.A. – Series B	1,639,000	6,734,637
Industrias Penoles, S.A.	5,200	49,416

		6,784,053

Real Estate Developer – 3.25%
Grupe, S.A. de C.V.(a)	2,803,900	3,822,562

Retailing – 10.32%
Grupo Elektra, S.A. de C.V.	158,300	2,299,247
Organizacion Soriana, S.A. de C.V. – Class B	269,300	2,231,705
Wal-Mart de Mexico, S.A. de C.V. – Class V(a)	1,709,054	7,584,784

		12,115,736

TOTAL COMMON STOCKS (Cost $80,695,159)		$114,528,375

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Schedule of Investments (concluded)
January 31, 2007
(Unaudited)

INVESTMENT COMPANIES – 0.78%	Shares	Value

GBM Fondo de Mercado de Dinero S.A. de C.V., SIID para Personas Fisicas(a)	394,394	$912,815

TOTAL INVESTMENT COMPANIES (Cost $912,568)		912,815

TOTAL MEXICO (Cost $81,607,727)		$115,441,190

UNITED STATES – 0.08%

INVESTMENT COMPANIES – 0.08%

First American Treasury Obligation – Class A, 4.5105%	92,326	92,326

TOTAL INVESTMENT COMPANIES (Cost $92,326)		92,326

TOTAL UNITED STATES (Cost $92,326)		92,326

TOTAL INVESTMENTS – 98.39% (Cost $81,700,053)		115,533,516
OTHER ASSETS IN EXCESS OF LIABILITIES – 1.61%		1,888,685

TOTAL NET ASSETS – 100.00%		$117,422,201

Footnotes and Abbreviations
ADR – American Depository Receipts.

(a)	Non-income producing security.
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Statement of Assets & Liabilities
January 31, 2007
(Unaudited)

ASSETS
Investments, at value (Cost $81,700,053)	$115,533,516
Foreign currencies (Cost $212)	214
Receivables:
Investments sold	2,747,126
Dividends and Interest	2,261
Prepaid expenses	24,642
Receivable from transfer agent	232,912

Total Assets	118,540,671

LIABILITIES
Payable for securities purchased	934,343
Advisory fees payable	74,033
Administration fees payable	18,170
Fund accounting fees payable	7,795
Directors’ fees payable	20,903
Custody fees payable	22,348
CCO’s fee payable	2,000
Accrued expenses	38,878

Total Liabilities	1,118,470

Net Assets	$117,422,201

Net Asset Value Per Preferred Share ($41,386,211/1,429,336)	$28.96

Net Asset Value Per Common Share ($76,035,990/2,626,019)	$28.96

NET ASSETS CONSIST OF
Preferred stock, $0.001 par value; 1,429,336 shares outstanding (1,855,128 shares authorized)	$1,429
Common stock, $0.001 par value; 2,626,019 shares outstanding (100,000,000 shares authorized)	2,626
Paid-in capital	64,501,705
Accumulated net investment loss	(536,064)
Accumulated net realized gain on investments and foreign currency	19,618,930
Net unrealized appreciation on investments and foreign currency	33,833,575

Net Assets	$117,422,201

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Statement of Operations
For the Six Months Ended
January 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends		$153,794
Interest		85,070

Total Investment Income		238,864

EXPENSES
Advisory fees	$410,522
Legal fees	96,640
Administration fees	61,678
Directors’ fees and expenses	45,460
Custodian fees	32,017
Reports to shareholders	26,747
NYSE fees	24,921
Fund accounting fees	24,069
Insurance expense	21,498
Audit fees	13,023
CCO’s fee	12,000
Transfer agent fees	6,334

Total Expenses		774,909

NET INVESTMENT LOSS		(536,045)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions		19,674,298
Net change in unrealized appreciation from investments and foreign currency transactions		19,285,982

Net gain from investments and foreign currency transactions		38,960,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$38,424,235

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Statements of Changes in Net Assets

	For the
	Six Months
	Ended	For the Year
	January 31, 2007	Ended
	(Unaudited)	July 31, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(536,045)	$192,161
Net realized gain investments and foreign currency transactions	19,674,298	12,702,285
Net change in unrealized appreciation in value of investments and foreign currency transactions	19,285,982	6,684,413

Net increase in net assets resulting from operations	38,424,235	19,578,859

Distributions to Shareholders from
Net investment income	(514,668)	(395,538)
Net realized gains	(11,322,880)	(10,909,315)

Decrease in net assets from distributions	(11,837,548)	(11,304,853)

Capital Share Transactions
Purchase of common stock for dividend	—	(4,514,583)
Issuance of common stock for dividend	4,255,191	4,514,583
Proceeds from preferred stock sold	—	25,685,167

Increase in net assets from capital share transactions	4,255,191	25,685,167

Total increase in net assets	30,841,878	33,959,173
Net Assets
Beginning of period	86,580,323	52,621,150

End of period*	$117,422,201	$86,580,323

*Including undistributed net investment income (loss) of:	$(536,064)	$514,649

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended	For the Year	For the Year	For the Year	For the Year		For the Year
	January 31,	Ended	Ended	Ended	Ended		Ended
	2007	July 31,	July 31,	July 31,	July 31,		July 31,
	(Unaudited)	2006	2005	2004	2003		2002

Per Share Operating Performance
Net asset value, beginning of period	$22.18	$21.27	$13.66	$10.15	$8.74		$10.19

Net investment income (loss)	(0.13)	0.04	0.01	(0.02)	0.00	(2)	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	9.94	6.64	7.60	3.55	1.41		(1.42)

Net increase (decrease) from investment operations	9.81	6.68	7.61	3.53	1.41		(1.45)

Less: Distributions
Dividends from net investment income	(0.13)	(0.16)	—	(0.02)	—		—
Distributions from net realized gains	(2.90)	(4.41)	—	—	—		—

Total dividends and distributions	(3.03)	(4.57)	—	(0.02)	—		—
Capital Share Transactions
Anti-dilutive effect of Share Repurchase	—	0.18	—	—	—		—
Dilutive effect of Share Issuance	—	(0.18)	—	—	—		—
Dilutive effect of Preferred Share Issuance	—	(1.20)	—	—	—		—

Total capital share transactions	(0.03)	(1.20)	—	—	—		—

Net Asset Value, end of period	$28.96	$22.18	$21.27	$13.66	$10.15		$8.74

Per share market value, end of period	$26.40	$19.40	$18.82	$11.73	$9.10		$7.95
Total Investment Return Based on Market Value, end of period(1)	51.26% (3)	37.62%	60.44%	29.10%	14.47%		12.73%
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended	For the Year	For the Year	For the Year	For the Year	For the Year
	January 31,	Ended	Ended	Ended	Ended	Ended
	2007	July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)	2006	2005	2004	2003	2002

Ratios/ Supplemental Data
Net assets, end of period (000’s)	$76,036	$54,872	$52,621	$33,779	$25,104	$21,629
Ratios of expenses to average net assets:
Before expense reimbursement	1.51%(4)	1.90%	1.77%	2.09%	2.64%	1.81%
After expense reimbursement	1.51%(4)	1.90%	1.77%	2.08%	2.62%	1.81%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement	(1.04)%(4)	0.24%	0.03%	(0.15)%	0.02%	(0.14)%
After expense reimbursement	(1.04)%(4)	0.24%	0.03%	(0.14)%	0.04%	(0.14)%
Portfolio turnover rate	72.66%(5)	179.85%(5)	259.60%	234.42%	180.67%	189.05%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	The amount listed is less than $0.005 per share.

(3)	Not Annualized.

(4)	Annualized.

(5)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Financial Highlights
For a Preferred Share Outstanding Throughout Each Period

	For the Six
	Months Ended		For the Period
	January 31,		January 6, 2006
	2007		through July 31,
	(Unaudited)		2006

Per Share Operating Performance
Net asset value, beginning of period	$22.18		$21.25

Net investment income (loss)	(0.13)		0.13
Net realized and unrealized gains on investments and foreign currency transactions	9.94		0.80

Net increase from investment operations	9.81		0.93

Less: Distributions
Dividends from net investment income	(0.13)		—
Distributions from net realized gains	(2.90)		—

Total dividends and distributions	(3.03)		—

Net Asset Value, end of period	$28.96		$22.18

Per share market value, end of period	$23.78		$19.00
Total Investment Return Based on Market Value, end of period(1)	40.01%	(2)	2.70%	(2)
Ratios/ Supplemental Data
Net assets, end of period (000’s)	$41,386		$31,708
Ratios of expenses to average net assets:
Before expense reimbursement	1.51%	(3)	1.97%	(3)
After expense reimbursement	1.51%	(3)	1.97%	(3)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement	(1.04)%	(3)	0.37%	(3)
After expense reimbursement	(1.04)%	(3)	0.37%	(3)
Portfolio turnover rate	72.66%	(4)	179.85%	(4)

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	Not Annualized.

(3)	Annualized.

(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements
January 31, 2007
(Unaudited)

NOTE A:	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Significant accounting policies are as follows:
Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates.
Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%. Prior to January 1, 2002, the effective rate was 7.69%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.
Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2006, the Fund increased undistributed net investment income by $336,833, decreased accumulated net realized gain on investments by $336,833 due to the tax treatment of foreign currency gains and losses and sale of investments in passive foreign investment companies.
Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.
The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.
The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.
Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.
Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended January 31, 2007 and July 31, 2006 were as follows:

Distributions paid from:	1/31/07	7/31/06

Ordinary Income	$7,190,007	$6,722,440
Long-Term Capital Gain	4,647,541	4,582,413
Return of Capital	—	—

Total	$11,837,548	$11,304,853

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments and foreign currency (a)	$72,032,319

Gross tax unrealized appreciation	15,380,011
Gross tax unrealized depreciation	(875,442)

Net tax unrealized appreciation	$14,504,569

Undistributed ordinary income	$7,189,997
Undistributed long-term capital gain	4,647,542

Total distributable earnings	$11,837,539

Other accumulated earnings	$12,354

Total accumulated earnings	$26,329,754

(a)	Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments and foreign currency at July 31, 2006, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
The Mexico Equity and Income Fund designates 11.95% of dividends declared for the fiscal year July 31, 2006 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).
ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2006 was 1.13%.
The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2006 was 94.11%.
NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the six months ended January 31, 2007, these fees amounted to $410,522. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the six months ended January 31, 2007, there were no expense reimbursements made by the Investment Adviser.
Effective November 1, 2005, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $12,000 plus $1,000 for each Board of Directors meeting attended and $250 for each Audit Committee meeting attended. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $24,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings.
U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.
For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million
For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus
0.030% of average daily net assets from $100 million to $300 million, plus
0.015% of average daily net assets on the remaining balance above $300 million
For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance
For the six months ended January 31, 2007, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $61,678, Fund Accounting fees of $24,069 and Custody fees of $32,017.
NOTE C: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $73,168,934 and $75,892,152 respectively, for the six months ended January 31, 2007.
At January 31, 2007 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.
NOTE D: CAPITAL STOCK
The Board of Directors approved rights offering (the “Offering”) on October 12, 2005. In connection with the Offering by the Fund, the Fund issued to stockholders of record as of November 30, 2005 (the “Record Date”) 0.75 nontransferable rights to purchase one share of preferred stock for each share of common stock owned as of the Record Date. The rights entitled the holders to purchase three shares of preferred stock for every four shares held as of the Record Date at a subscription price calculated as the greater of (i) 90% of the Fund’s asset value per share (“NAV”) as determined on the Expiration Date (December 28, 2005) or (ii) the average closing price of the

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (continued)
January 31, 2007
(Unaudited)
Fund’s common stock over the four consecutive trading days ending on the Expiration Date. On January 6, 2006, the Fund issued 1,429,336 shares of preferred stock at $17.97 per share, which raised $25,685,167. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.20 per share as a result of this issuance (see Note F).
On January 26, 2007, the Fund issued 152,515 shares of common stock at $27.89 per share for shareholders electing to receive their dividend in the Fund’s common stock.
During the six months ended January 31, 2007, the Fund made no repurchases pursuant to the program.
During the year ended July 31, 2006, the Fund purchased 242,594 shares of capital stock in the open market at a total cost of $4,514,583. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 8.60%. On December 13, 2005, the Board of Directors declared a stock dividend of $4.57038 per common share. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend; therefore on January 31, 2006 the Fund issued 242,594 shares, which amounted to $4,514,583.
During the years ended July 31, 2005, July 31, 2004, July 31, 2003 and July 31, 2002, the Fund made no repurchases pursuant to the program.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
NOTE E: PREFERRED STOCK
Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features.
The Fund intends to conduct a series of tender offers for Preferred Stock only (each, a “Tender Offer”) on a semi-annual basis (each semi-annual period, a “Tender Period”), on dates to be determined by the Board of Directors and beginning within the 6-month period between January 31, 2006 and July 31, 2006, in which 25% of the issued and outstanding Preferred Stock may be tendered to the Fund and repurchased in kind for the Fund’s portfolio securities. The Board of Directors currently knows of no reason why the Tender Offers would not be conducted. The consideration for the Preferred Stock to be repurchased by the Fund shall be that value of portfolio securities equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors. The Fund may pay cash for fractional shares; or round off (up or down) fractional shares so as to eliminate them prior to distribution.
In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically

THE MEXICO EQUITY AND INCOME FUND, INC.
Notes to Financial Statements (concluded)
January 31, 2007
(Unaudited)
convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

THE MEXICO EQUITY AND INCOME FUND, INC.
Additional Information (unaudited)
January 31, 2007
NOTE A: INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-294-8217 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
NOTE B: AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
NOTE C: INFORMATION ABOUT CERTIFICATIONS
In November 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

THE MEXICO EQUITY AND INCOME FUND, INC.
Dividends and Distributions (unaudited)
January 31, 2007
DIVIDEND REINVESTMENT PLAN
The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by Computershare Trust Company, Inc., the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o Computershare Investor Services, ATTN: Ms. Margaret Dunn, 250 Royall Street; 3B, Canton, Massachusetts 02021. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.
The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net

THE MEXICO EQUITY AND INCOME FUND, INC.
Dividends and Distributions (unaudited) (continued)
January 31, 2007
asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.
If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.
Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

THE MEXICO EQUITY AND INCOME FUND, INC.
Dividends and Distributions (unaudited) (concluded)
January 31, 2007
The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.
Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.
Results of Annual Stockholders Meeting (unaudited)
January 31, 2007
The Fund’s Annual Stockholders meeting was held on December 6, 2006, at 405 Lexington Avenue, New York, New York 10174. As of September 25, 2006, the record date, outstanding shares of common and preferred stock were 2,473,504 and 1,429,336, respectively. Holders of 2,164,529 common shares and 1,251,468 preferred shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on two proposals. The stockholders elected two Directors to the Board of Directors, one by each share class, and ratified the prior issuance of shares of the Fund’s preferred stock. The following table provides information concerning the matters voted on at the meeting:
I. Election of Directors

Common Shareholder Nominee	Votes For	Votes Withheld

Andrew Dakos	2,051,184	113,345

Preferred Shareholder Nominee

Rajeev Das	1,243,296	8,172
II. Ratification of Prior Issuance of Shares of the Fund’s Preferred Stock

	Votes For	Votes Against	Abstained	Non Votes

Common Shareholders	1,243,738	214,136	83,269	623,386
Preferred Shareholders	937,118	38,617	5,105	270,628

THE MEXICO EQUITY
AND INCOME FUND, INC.
Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico
Independent Auditor:
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103
Administrator and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent and Registrar:
Computershare Investor Services, LLC
250 Royall Street; 3B
Canton, MA 02021
Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212
The Mexico Equity
and Income Fund, Inc.
Semi-Annual Report
January 31, 2007

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein, Mr. Glenn Goodstein and Mr. Rajeev Das.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND GUIDELINES
The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders. These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.
The Fund will vote NO on any proposals that would limit or restrict a shareholders rights.
I. CORPORATE GOVERNANCE
A. Board and Governance Issues
1. Board of Director/Trustee Composition
The Board of Directors is responsible for the overall governance of the corporation.
The Fund advisor will oppose slates without at least a majority of independent directors (⅓ of directors who are outsiders to the corporation).

1

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
2. Increase Authorized Common Stock
The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.
The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.
3. Blank Check Preferred Stock
Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.
The Fund advisor will generally oppose the creation of blank check preferred stock.
4. Classified or “Staggered” Board
On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.
The Fund advisor will vote no on proposals involving classified boards.
5. Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least ⅔ affirmative vote for passage of issues.
The Fund advisor will vote no on proposals involving supermajority voting.
6. Restrictions on Shareholders to Act by Written Consent
Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.
The Fund advisor will vote no on proposals to limit or eliminate the right of shareholders to act by written consent.
7. Restrictions on Shareholders to Call Meetings

2

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.
8. Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.
The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.
9. Reincorporation
Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.
While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
10. Cumulative Voting
Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.
The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.
11. Dual Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.
The Fund advisor will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.
12. Limit Directors’ Tenure
In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

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Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.
13. Minimum Director Stock Ownership
The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.
The Fund advisor will support resolutions that require corporate directors to own shares in the company.
14. Selection of Auditor
Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.
The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.
B. Executive Compensation
1. Disclosure of CEO, Executive, Board and Management Compensation
On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.
2. Compensation for CEO, Executive, Board and Management
The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).
3. Formation and Independence of Compensation Review Committee
The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.
4. Stock Options for Board and Executives
The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

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The Fund advisor will generally oppose option programs that allow the repricing of underwater options. (Repricing divides shareholder and employee interests. Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).
The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.
The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.
5. Employee Stock Ownership Plan (ESOPs)
The Fund advisor will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.
6. Pay Equity
The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.
7. Ratio Between CEO and Worker Pay
The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.
8. Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation
The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.
9. Changes to Charter or By-Laws
The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.
10. Confidential Voting
Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.
The Fund advisor will support confidential voting because the voting process should be free of coercion.
11. Equal Access to Proxy
Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.
In general, the Fund advisor will oppose resolutions for equal access proposals.

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12. Golden Parachutes
Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.
The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.
C. Mergers and Acquisitions
1. Considering the Non-Financial Effects of a Merger Proposal
Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.
The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.
2. Mergers, Restructuring and Spin-offs
A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.
The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.
3. Poison Pills
Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.
The Fund advisor will support proposals to put rights plans up for a shareholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.
4. Opt-Out of State Anti-Takeover Law
A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.
The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Information is presented as of January 31, 2007.
Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.
Ms. Pichardo has been the Fund’s Portfolio Manager since the Fund’s inception (1990). She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. (“PAM’) (the Fund’s Investment Adviser) since February 2003. Prior to starting PAM, she was a General Director and Secretary of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V from 1989 to 2003, and Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Registered
Investment
	Company (dollar	Other Pooled	Other Accounts
	amount and	Investments (dollar	(dollar amount
	number of	amount and number	and number of
Portfolio Manager Name	accounts)	of accounts)	accounts)

Ms. Maria Eugenia Pichardo	$117,422,201 (1)	0 (0)	$7,114,758	(10)
Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time. “PAM” has established policies and procedures to reduce the conflict of interest.
The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.
Compensation. Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.
Securities Owned in the Fund by Portfolio Manager. As of January 31, 2007, the Portfolio Manager owned the following securities in the Fund:

Dollar Range of Equity
Securities in the Fund
	(None, $1-$10,000,	Aggregate Dollar Range of
	$10,001-$50,000,$50,001-	Securities in all Registered
	$100,000, $100,001 -	Investment Companies
	$500,000, $500,001 to	Overseen by Portfolio
	$1,000,000,Over	Manager in Family of
Portfolio Manager Name	$1,000,000)	Investment Companies

Ms. Maria Eugenia Pichardo	None	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs

8/1/06 to 8/31/06	0	0	0	0
9/1/06 to 9/30/06	0	0	0	0
10/1/06 to 10/31/06	0	0	0	0
11/1/06 to 11/30/06	0	0	0	0
12/1/06 to 12/31/06	0	0	0	0
1/1/07 to 1/31/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent directors/trustees serve as its nominating committee, however they do not make use of a nominating committee charter.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.
(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Mexico Equity and Income Fund, Inc.
By (Signature and Title) /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President
Date April 9, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President
Date April 9, 2007
By (Signature and Title) /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer
Date April 10, 2007

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